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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 25, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                     0-27423                     51-0391303
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On September 25, 2002, a wholly-owned subsidiary of Golden Telecom, Inc., ROL Holdings Limited, a limited liability company organized and existing under the laws of the Republic of Cyprus, entered into a Credit Agreement in a maximum amount of $30.0 million with ZAO Citibank, a commercial bank organized and existing under the laws of the Russian Federation.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired:

None.

(b) Pro forma financial statements:

None.

(c)  Exhibits

 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     10.1           Credit Agreement, including Schedules and Exhibits, dated
                    September 25, 2002, by and among ROL Holdings Limited
                    (wholly-owned subsidiary of Golden Telecom, Inc.) and ZAO
                    Citibank.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 GOLDEN TELECOM, INC.
                                 (Registrant)

                                 By:      /s/ DAVID STEWART
                                          -----------------
                                 Name:    David Stewart
                                 Title:   Chief Financial Officer and Treasurer
                                          (Principal Financial Officer)


Date:  October 3, 2002


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                                  EXHIBIT INDEX

 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     10.1           Credit Agreement, including Schedules and Exhibits, dated
                    September 25, 2002, by and among ROL Holdings Limited
                    (wholly-owned subsidiary of Golden Telecom, Inc.) and ZAO
                    Citibank.